Securities and Exchange Commission

                             Washington, D.C. 20549
                           - - - - - - - - - - - - - -

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2002


                              TAG-IT PACIFIC, INC.
               (exact name of registrant as specified in charter)


          Delaware                  1-12669                  95-4654481
         (State of                (Commission              (IRS Employer
       Incorporation)             File Number)           Identification no.)


                       21900 Burbank Boulevard, Suite 270
                        Woodland Hills, California 91367
                    (Address of principal executive offices)

                                  818-444-4100
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS

     A copy of the press release dated March 28, 2002 and published by us in connection with the filing of our Form 10K is attached as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

          99.1 Press release dated March 28, 2002.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

March 28, 2002                               Tag-It Pacific, Inc.


                                             By:  /S/ RONDA SALLMEN
                                                -------------------------------
                                                  Ronda Sallmen
                                                  Chief Financial Officer


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                                  EXHIBIT LIST


     Exhibit 99.1   Press Release issued by Tag-It Pacific, Inc. on
                    March 28, 2002.